EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
Employment principally conducted through Seidman & Associates, L.L. C. (Manager), Seidman & Associates II, L.L.C. (Manager), Seidman Investment Partnership, L.P.(General Partner), and Lawrence B. Seidman, Esq.
(Sole Proprietor).

                           THE BENCHMARK COMPANY, INC.
                              750 Lexington Avenue
                               New York, NY 10022
                           Richard Whitman, President
                   Lorraine Di Poalo, Executive Vice President
                Principal Business: NASD-registered broker-dealer

                            BENCHMARK PARTNERS L. P.
                              750 Lexington Avenue
                               New York, NY 10022
                        Richard Whitman, General Partner
                       Lorraine Di Paolo, General Partner
              Principal Business: Registered Investment Partnership

                          RICHARD WHITMAN, INDIVIDUALLY
                         c/o The Benchmark Company, Inc.
                              750 Lexington Avenue
                               New York, NY 10022
Principal occupation: President (The Benchmark Company, Inc.)
Employment conducted through: Benchmark Capital Advisors (President); Benchmark Partners, L.P. (General Partner); and The Benchmark Company, Inc. (President).

                         LORRAINE DI PAOLO, INDIVIDUALLY
                              750 Lexington Avenue
                               New York, NY 10022
Principal occupation: Executive Vice President (The Benchmark Company, Inc.) Employment conducted through: Benchmark Capital Advisors
 (Executive Vice President );
Benchmark Partners, L.P. (General Partner); and The Benchmark Company, Inc. (Executive Vice President).

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II


                                DENNIS POLLACK
                             47 Blueberry Drive
                            Woodcliff Lake, NJ 07675

Principal Occupation:President of Pegasus Funding Group
Employment conducted through: Pegasus Funding Group